SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549





                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 7, 1997


                        JAYHAWK ACCEPTANCE CORPORATION
            (Exact name of registrant as specified in its charter)



             TEXAS                  0-26410                 75-2486444
(State or other jurisdiction      (Commission             (IRS Employer
    of  incorporation)            File Number)            Identification  No.)


              TWO  GALLERIA  TOWER
               13455  NOEL  ROAD
                 SUITE  1800
                 DALLAS,  TX                         74240
   (Address  of  principal  executive  offices)    (ZIP Code)


          Registrant's  telephone  number, including area code: (972) 663-1000




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ITEM  3.    BANKRUPTCY  OR  RECEIVERSHIP

     On February 7, 1997, Jayhawk Acceptance Corporation (the "Company") filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, Case No. 397-31261-SAF-11, assigned to Judge Steven A. Felsenthal.

ITEM  5.    OTHER  EVENTS

     On February 10, 1997, the Company announced that Carl H. Westcott had been elected Chairman of the Board and Chief Executive Officer of the Company.




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              JAYHAWK  ACCEPTANCE  CORPORATION



Date: February 13, 1997       By:/s/ C. Fred Jackson
                                 --------------------------------------
                                 C. Fred Jackson, Senior Vice President
                                 and Chief Financial Officer